UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2025

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14 th Street Denver, Colorado	80202
(Address of registrant’s principal executive offices)	(Zip Code)
Registrants’ telephone number, including area code: (720)
888-1000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, no-par value per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On December 22, 2025, Lumen Technologies, Inc. (“Lumen,” “us,” “we” or “our”) issued a press release announcing the early results of the previously announced cash tender offers (the “Tender Offers”) by its indirect wholly-owned subsidiary, Level 3 Financing, Inc. (“Level 3 Financing”) to purchase the outstanding notes described below, in each case subject to certain terms and conditions set forth in the Offers to Purchase and Solicitations of Consents dated December 8, 2025, as amended and supplemented (the “Statement”), market conditions and other factors and the solicitation of consents to amend the indentures governing the notes described below to, among other things, eliminate substantially all of the restrictive covenants and certain events of default and release the collateral securing the obligations of Level 3 Financing and the guarantors under the indentures governing such notes.
The notes offered to be purchased in the Tender Offers, listed in the order of priority, are the (1) 4.000% Second Lien Notes due 2031, (2) 3.875% Second Lien Notes due 2030, (3) 4.500% Second Lien Notes due 2030, and (4) 4.875% Second Lien Notes due 2029 (collectively, the “Existing Second Lien Notes”) up to an aggregate purchase price, excluding accrued and unpaid interest, of $1.5 billion.
The foregoing description is qualified in its entirety by reference to the press release dated December 22, 2025, a copy of which is attached hereto as Exhibit 99.1.
This Current Report on Form
8-K
does not constitute an offer to purchase or the solicitation of an offer to see any Existing Second Lien Notes, nor will there be any purchase of Existing Second Lien Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful.
Forward-Looking Statements
Except for historical and factual information, the matters set forth in this Current Report on Form
8-K
identified by words such as “will,” “should,” “expects,” “anticipates,” “believes,” “plans,” “intends,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, and are subject to various uncertainties. Actual events and results may differ materially from those anticipated by us in those statements for several reasons, including those discussed in Exhibit 99.1. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated December 22, 2025, relating to the early results of its Tender Offers.

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. and Level 3 Parent, LLC have duly caused this Current Report to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer

LEVEL 3 PARENT, LLC

By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer
Dated: December 22, 2025